Exhibit 10.27

Certain confidential information contained in this  document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

DATED [ 17 ] September 2021

FuFu Technology Limited

(“BitFuFu”)

and

Sphere 3D (“Purchaser”)

SUPPLEMENTAL AGREEMENT TO

FUTURES SALES AND PURCHASE AGREEMENT

THIS SUPPLEMENTAL AGREEMENT (this “Agreement”) is made on [17] September 2021

BETWEEN :-

1.	FuFu Technology Limited, with its principal place of business at Room 06, 13A/F., South Tower, World Finance Centre, Harbour City, 17 Canton Road, TST, Kln, HongKong; and

2.	Sphere 3D Corp. (NASDAQ: ANY) (the “Purchaser”), with its principal place of business at 125 South Market Street San Jose, CA 95113 USA (the “Purchaser”).

and is SUPPLEMENTAL to the sales and purchase agreement (“FUTURES SALES AND PURCHASE AGREEMENT”) dated 30 July 2021 entered into between BitFuFu and the Purchaser in relation to the arrangement in respect of the sale and purchase of cryptocurrency mining hardware and other equipment.

WHEREAS:

Purchaser is willing to change the model/quantity/price/delivery day of Products to be purchased and BitFuFu agrees with the same.

NOW IT IS HEREBY AGREED AND CONFIRMED as follows:

1.	Interpretation

1.1	Unless otherwise provided in this Agreement or the context requires otherwise, terms and expressions defined or to which a meaning is ascribed in the Price Sales and Purchase Agreement shall have the same meanings when used in this Agreement (including the Recitals hereto).

1.2	In this Agreement, “Parties” means the named parties to this Agreement.

2.	Amendment to the Sales and Purchase Agreement

2.1	The Parties agree that Appendix A & Appendix B of the Sales and Purchase Agreement shall be deleted in its entirety and replaced by the Appendix C & Appendix D.

2.2	The Parties agree that Article 4(Discount) of the Sales and Purchase Agreement shall be deleted in its entirety and no replacement.

3.	Confirmation of the Sales and Purchase Agreement

3.1	This Agreement is supplemental to the Sales and Purchase Agreement and the Parties confirm that all the provisions of the Sales and Purchase Agreement shall continue to remain in full force and effect save as supplemented and amended by this Agreement. The Sales and Purchase Agreement and this Agreement shall be read and construed as one document.

4.	Miscellaneous

4.1	This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, but shall not be effective until each Party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute one and the same instrument.

4.2	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the Parties agree to submit to and finally resolved by arbitration administered by the Hong Kong International Arbitration Center under the UNCITRAL Arbitration Rules in force.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF this Agreement has been entered into the day and year first before written.

Signed for and on behalf of BitFuFu

FuFu Technology Limited

Signature	/s/ Lu Liang
Title	Director

Signed for and on behalf of the Purchaser

Sphere 3D

Signature	/s/ Peter Tassiopoulos
Title	CEO

APPENDIX C

1.	Products:

1.1.	The information (including but not limited to the quantity, rated hashrate, estimated unit price (“Unit Price”), estimated total price(“Total Price (One Item)”), total price for all the items (“Total Purchase Price”) of Products to be purchased by Party B from Party A is as follows (“Products”):

1.1.1	Product Type

Type	Details
Product Name	HASH Super Computing Server, S19j Pro
Rated hashrate / unit	[***]
Rated power / unit	[***]
J/T@25℃ environment temperature	[***]
[***]

Description

1.1.2	The estimated delivery schedule, reference quantity, total rated hashrate, unit price and total price are as follows:

[***] = CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Batch	Product Name	Shipping Schedule	Reference Quantity	Total Rated Hashrate (T)	Price (US$/T)	Unit Price (US$)	Total Price (US$)
1		November 2021	500	[***]	[***]	[***]	[***]
2		December 2021	500	[***]	[***]	[***]	[***]
1		May 2022	2,000	[***]	[***]	[***]	[***]
2	HASH	June 2022	2,000	[***]	[***]	[***]	[***]
3	Super	July 2022	2,000	[***]	[***]	[***]	[***]
4	Computing	August 2022	5,000	[***]	[***]	[***]	[***]
5	Server	September 2022	12,000	[***]	[***]	[***]	[***]
6		October 2022	12,000	[***]	[***]	[***]	[***]
7		November 2022	12,000	[***]	[***]	[***]	[***]
8		December 2022	12,000	[***]	[***]	[***]	[***]

1.1.3	Total price of the Products listed above:

Total Purchase Price (tax exclusive): US$ [***]

Tax: US$0

Total Purchase Price (tax inclusive): US$ [***]

1.2.	Both Parties confirm and agree that BitFuFu may adjust the total quantity based on the total hashrate provided that the total hashrate of the Product(s) actually delivered by BitFuFu to the Purchaser shall not be less than the total rated hashrate agreed in Article 1.1 of this Appendix C. BitFuFu makes no representation that the quantity of the actually delivered Products shall be the same as the quantity set forth in Article 1.1. of this Appendix C.

1.3.	In the event that BitFuFu publishes any new type of products with less J/T value and suspends the production of the type of the Products as agreed in this Agreement, BitFuFu shall be entitled to release itself from any future obligation to deliver any subsequent Products by [10]-day prior notice to the Purchaser and continue to deliver new types of Products, the total rated hashrate of which shall be no less than such subsequent Products cancelled under this Agreement and the price of which shall be adjusted in accordance with the J/T value. [***].

[***] = CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

2.	Cargo insurance coverage limitations:

The cargo insurance coverage provided by BitFuFu is subject to the following limitations and exceptions:

Exclusions:

-	loss damage or expense attributable to willful misconduct of the Assured
-	ordinary leakage, ordinary loss in weight or volume, or ordinary wear and tear of the subject-matter insured

-	loss damage or expense caused by insufficiency or unsuitability of packing or preparation of the subject-matter insured (for the purpose of this Clause, “packing” shall be deemed to include stowage in a container or liftvan but only when such stowage is carried out prior to attachment of this insurance or by the Assured or their servants)

-	loss damage or expense caused by inherent vice or nature of the subject-matter insured
-	loss damage or expense proximately caused by delay, even though the delay be caused by a risk insured against (except expenses payable)
-	loss damage or expense arising from insolvency or financial default of the owners managers charterers or operators of the vessel
-	loss, damage, or expense arising from the use of any weapon of war employing atomic or nuclear fission, and/or fusion or other like reaction or radioactive force or matter.

-	Loss, damage or expense arising from unseaworthiness of vessel or craft, unfitness of vessel craft conveyance container or liftvan for the safe carriage of the subject-matter insured, where the Assured or their servants are privy to such unseaworthiness or unfitness, at the time the subject-matter insured is loaded therein.
-	The Underwriters waive any breach of the implied warranties of seaworthiness of the ship and fitness of the ship to carry the subject-matter insured to destination, unless the Assured or their servants are privy to such unseaworthiness or unfitness.
-	Loss, damage or expense caused by (1) war, civil war, revolution, rebellion, insurrection, or civil strife arising therefrom, or any hostile act by or against a belligerent power, (2) capture, seizure, arrest, restraint or detainment (piracy excepted), and the consequences thereof or any attempt threat, (3) derelict mines, torpedoes, bombs, or other derelict weapons of war.

-	Loss, damage, or expense caused by strikers, locked-out workmen, or persons taking part in labor disturbances, riots or civil commotion, resulting from strikes, lock-outs, labor disturbances, riots or civil commotions, caused by any terrorist or any person acting from a political motive.

[***] = CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

3.	BitFuFu’s BANK ACCOUNT info: [***]

4.	The payment shall be arranged by the Purchaser as Appendix D.

5.	At any time prior to the delivery, BitFuFu is entitled to, by written notice, request the Purchaser to enter into a separate purchase agreement and BitFuFu and the Purchaser, if so requested, shall cooperate with BitFuFu to enter into such purchase agreement and shall pay the outstanding price for the Products in accordance with the terms and conditions of this Agreement, failing which BitFuFu is entitled to request the Purchaser to continue to perform its obligations under this Agreement.

6.	The Purchaser shall pay [25%] of the Total Purchase Price as down payment to BitFuFu within five (5) days after the signing of this Agreement, with the remaining being settled in accordance with the payment schedule set forth in this Agreement.

7.	Without prejudice to the above, the unit price and the Total Purchase Price of the Product(s) and any amount paid by the Purchaser shall be all denominated in USD.

[***] = CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

APPENDIX D

1.S19j pro November 2021，December 2021

Payment Percentage	Payment Date	Note	Example (Assuming this Agreement is signed on 17 September.)
[***]	[***]	[***]	[***]

2. S19j pro May 2022 ~ December2022

Payment Percentage	Payment Date	Note	Example (Assuming this Agreement is signed on 17 September.)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] = CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

D-1